UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22107

SEI Structured Credit Fund, LP

(Exact name of Registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

James Ndiaye

c/o SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-2269

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

Item 1.	Reports to Stockholders.

SEI STRUCTURED CREDIT FUND, L.P.

Financial Statements

For the year ended December 31, 2010

With Report of Independent Registered Public Accounting Firm

SEI Structured Credit Fund, L.P.

Financial Statements

For the year ended December 31, 2010

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors of

SEI Structured Credit Fund, L.P.

We have audited the accompanying statement of assets and liabilities of SEI Structured Credit Fund, L.P. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended and the statement of changes in limited partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and management of the underlying investment funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SEI Structured Credit Fund, L.P. at December 31, 2010, the results of its operations and its cash flows for the year then ended and the changes in its limited partners’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 1, 2011

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2010

Description	Par Value	Fair Value
ASSET-BACKED SECURITIES (C) — 98.4%

CAYMAN ISLANDS — 98.4%
Aberdeen Loan Funding, Ser 2008-1A, Cl B
1.937%, 11/01/18 (A)(B)	$4,500,000	$3,568,050
ACAS Business Loan Trust, Ser 2004-1A, Cl C
1.288%, 10/25/17 (A)(B)	6,000,000	4,860,000
ACAS Business Loan Trust, Ser 2004-1A, Cl A
0.608%, 10/25/17 (A)(B)	88,831	85,278
ACAS Business Loan Trust, Ser 2005-1A
0.538%, 07/25/19 (A)(B)	5,258,691	4,916,876
ACAS Business Loan Trust, Ser 2007-1A, Cl A
0.420%, 08/16/19 (A)(B)	2,151,901	2,055,066
ACAS Business Loan Trust, Ser 2007-2A, Cl B
1.280%, 11/18/19 (A)(B)	6,509,847	5,338,074
ACAS Business Loan Trust, Ser 2007-2A, Cl A
0.680%, 11/18/19 (A)(B)	597,483	549,684
ACAS CLO, Ser 2007-1A, Cl A1J
0.599%, 04/20/21 (A)(B)	12,067,000	9,894,940
Brentwood CLO, Ser 2006-1A, Cl A2
0.667%, 02/01/22 (A)(B)	1,500,000	990,000
Brentwood CLO, Ser 2006-1A, Cl B
1.107%, 02/01/22 (A)(B)	4,453,000	3,050,305
CapitalSource Commercial Loan Trust, Ser 2006-1A
0.811%, 08/22/16 (A)(B)	2,672,471	2,538,847
CapitalSource Commercial Loan Trust, Ser 2006-2A, Cl D
1.781%, 09/20/22 (A)(B)	5,000,000	3,550,000
CapitalSource Commercial Loan Trust, Ser 2007-1A, Cl A
0.391%, 03/20/17 (A)(B)	3,027,092	2,966,550
CIFC Funding, Ser 2007-1A, Cl A3L
1.040%, 05/10/21 (A)(B)	2,800,000	1,911,840
CIFC Funding, Ser 2007-2A, Cl B
1.039%, 04/15/21 (A)(B)	5,000,000	3,325,000
CIFC Funding, Ser 2007-3A, Cl B
1.538%, 07/26/21 (A)(B)	12,000,000	8,455,200
CIT CLO, Ser 2007-1A, Cl E
5.304%, 06/20/21 (A)	1,263,000	820,950
CIT CLO, Ser 2007-1A, Cl D
2.304%, 06/20/21 (A)(B)	3,000,000	1,890,000
COLTS Trust, Ser 2005-2A, Cl C
1.154%, 12/20/18 (A)(B)	11,000,000	8,470,000
Commercial Industrial Finance, Ser 2006-1A, Cl A3L
1.059%, 10/20/20 (A)(B)	5,000,000	3,800,000
DFR Middle Market CLO, Ser 2007-1A, Cl C
2.589%, 07/20/19 (A)(B)	7,000,000	5,250,000
Duane Street CLO V, Ser 2007-5A, Cl SN
—%, 10/14/21 (B)	2,500,000	1,250,000
Emporia Preferred Funding, Ser 2007-3A, Cl C
1.188%, 04/23/21 (A)(B)	18,438,000	13,275,360

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2010

Description	Par Value	Fair Value
FM Leveraged Capital Fund, Ser 2006-2A, Cl B
0.750%, 11/15/20 (A)(B)	$2,340,000	$1,825,200
FM Leveraged Capital Fund, Ser 2006-2A, Cl D
1.880%, 11/15/20 (A)(B)	15,996,000	9,997,500
Franklin CLO IV
5.200%, 09/20/15	2,000,000	360,000
Freidbergmilstein Private Capital Fund
—%, 01/15/19 (A)	1,000,000	15,000
Friedbergmilstein Private Capital Fund, Ser 2004-1A, Cl C1
1.739%, 01/15/19 (A)(B)	2,000,000	1,240,000
Friedbergmilstein Private Capital Fund, Ser 2004-1A, Cl B2
5.409%, 01/15/19 (B)	2,000,000	1,860,000
Friedbergmilstein Private Capital Fund, Ser 2004-1A, Cl B1
1.189%, 01/15/19 (A)(B)	1,400,000	1,078,000
Gleneagles CLO, Ser 2005-1A
1.187%, 11/01/17 (A)(B)	19,000,000	12,065,000
Global Leveraged Capital Credit Opportunity Fund, Ser 2006-1A, Cl B
0.889%, 12/20/18 (A)(B)	23,500,000	17,058,650
Global Leveraged Capital Credit Opportunity Fund, Ser 2006-1A, Cl C
1.289%, 12/20/18 (A)(B)	27,310,000	19,117,000
Grayson CLO, Ser 2006-1A, Cl A2
0.867%, 11/01/21 (A)(B)	10,000,000	6,650,000
Grayson CLO, Ser 2006-1A, Cl A1B
0.647%, 11/01/21 (A)(B)	35,922,000	25,325,010
GSC Partners CDO Fund, Ser 2006-7A, Cl C
1.288%, 05/25/20 (A)(B)	9,000,000	6,615,000
GSC Partners CDO Fund, Ser 2006-7A, Cl B
0.838%, 05/25/20 (A)(B)	2,000,000	1,545,000
GSC Partners CDO Fund, Ser 2007-8A, Cl B
1.039%, 04/17/21 (A)(B)	5,000,000	3,350,000
Jasper CLO, Ser 2005-1A, Cl C
1.187%, 08/01/17 (A)(B)	500,000	331,550
Jasper CLO, Ser 2005-1A, Cl B
0.867%, 08/01/17 (A)(B)	5,000,000	3,600,000
LCM, Ser 2010-8A
—%, 01/14/21 (B)	2,000,000	1,800,000
Lightpoint CLO, Ser 2006-4A, Cl C
2.089%, 04/15/18 (A)(B)	6,750,000	4,927,500
MC Funding CLO, Ser 2006-1A, Cl C
1.254%, 12/20/20 (A)(B)	15,000,000	11,100,000
Newstar Trust, Ser 2007-1A, Cl A1
0.534%, 09/30/22 (A)(B)	7,969,876	7,113,114
Ocean Trails CLO, Ser 2007-2A, Cl A2
0.649%, 06/27/22 (A)(B)	500,000	385,000
Red River CLO, Ser 2006-1A, Cl C
1.007%, 07/27/18 (A)(B)	5,100,279	3,417,187
Red River CLO, Ser 2006-1A, Cl B
0.737%, 07/27/18 (A)(B)	5,000,000	3,600,000
Rockwall CDO, Ser 2006-1A, Cl A2L
0.937%, 08/01/21 (A)(B)	8,724,000	5,670,600
Rockwall CDO, Ser 2006-1A, Cl A1LB
0.787%, 08/01/21 (A)(B)	2,595,000	1,686,750
Rockwall CDO, Ser 2006-1A, Cl A1LA
0.587%, 08/01/21 (A)(B)	6,176,993	4,802,612
Rockwall CDO, Ser 2007-1A, Cl A1LB
0.837%, 08/01/24 (A)(B)	12,000,000	7,020,000
Rockwall CDO, Ser 2007-1A, Cl A1LA
0.537%, 08/01/24 (A)(B)	5,159,203	4,127,362
Sargas CLO, Ser 2006-1A
—%, 10/20/18 (B)	2,834,402	850,321
Stone Tower CDO, Ser 2004-1A, Cl B1L
3.038%, 01/29/40 (A)(B)	3,632,313	90,808

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2010

Description	Par Value/ Cost/ Shares	Fair Value
Stone Tower CDO, Ser 2004-1A, Cl A1LA
0.788%, 01/29/20 (A)(B)	$4,404,563	$3,743,878
Telos CLO, Ser 2006-1A, Cl C
1.139%, 10/11/21 (A)(B)	7,000,000	4,270,000
Telos CLO, Ser 2006-1A, Cl D
1.989%, 10/11/21 (A)(B)	8,000,000	4,800,000
Telos CLO, Ser 2007-2A, Cl D
2.489%, 04/15/22 (A)(B)	12,000,000	6,000,000
Waterfront CLO, Ser 2007-1A, Cl A3
0.839%, 08/02/20 (A)(B)	4,500,000	3,577,500
Westwood CDO, Ser 2006-1A, Cl B
0.973%, 03/25/21 (A)(B)	5,000,000	3,082,500
Westwood CDO, Ser 2007-2A, Cl A2
0.638%, 04/25/22 (A)(B)	5,000,000	3,725,000
Westwood CDO, Ser 2007-2A, Cl C
0.988%, 04/25/22 (A)(B)	17,125,000	10,874,375
Zohar CDO, Ser 2007-3A, Cl A2
0.854%, 04/15/19 (A)(B)	10,000,000	6,000,000

		307,509,437

Total Asset-Backed Securities (Cost $258,403,966)		307,509,437

HEDGE FUNDS — 6.1%

CAYMAN ISLANDS — 6.1%
Ares Enhanced Credit Opportunities, L.P. (D) (H)	9,000,000	10,398,213
Goldentree Credit Opportunities, L.P. (D) (I)	7,500,000	8,785,493
Highland Financial Partners, L.P. (D) (G) (I)	7,500,000	—

		19,183,706

Total Hedge Funds (Cost $24,000,000)		19,183,706

MONEY MARKET FUND — 2.6%

UNITED STATES — 2.6%
SEI Daily Income Trust Prime Obligation Fund, Cl A, 0.100% (E) (F)	8,091,507	8,091,507

Total Money Market Fund (Cost $8,091,507)		8,091,507

Total Investments — 107.1% (Cost $290,495,473)		$334,784,650

The following restricted securities were held by the Fund as of December 31, 2010:

	Acquisition Date	Cost	Fair Value	% of Partners’ Capital	First Available Redemption Date	Liquidity Frequency
Ares Enhanced Credit Opportunities, L.P.	5/1/2008	$9,000,000	$10,398,213	3.3%	6/30/2011	Quarterly

Goldentree Credit Opportunities, L.P.	12/4/2007	7,500,000	8,785,493	2.8%	12/31/2010	Semi-Annual

Highland Financial Partners, L.P.	6/11/2008	7,500,000	—	0.0%	N/A - Fund in liquidation	N/A - Fund in liquidation

SEI Structured Credit Fund, L.P.

Schedule of Investments

December 31, 2010

Percentages based on Partners’ Capital of $312,669,888.

CDO — Collateralized Debt Obligation

CIFC — Commercial Industrial Finance Corporation

Cl — Class

CLO — Collateralized Loan Obligation

L.P. — Limited Partnership

Ser — Series

(A)	Variable rate security. The rate reported is the rate in effect as of December 31, 2010.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”

(C)	Securities considered illiquid. The total value of such securities as of December 31, 2010 was $307,509,437 and represented 98.4% of Partners’ Capital.

(D)	Security considered restricted. The total market value of such securities as of December 31, 2010 was $19,183,706 and represented 6.1% of Partners’ Capital.

(E)	Rate shown is the 7-day effective yield as of December 31, 2010.

(F)	Investment in affiliated security.

(G)	Hedge Fund is in liquidation. Distributions from the Hedge Fund in liquidation may be received at anytime, subject to the discretion of the Hedge Fund.

(H)	The selected class of Hedge Fund is still in its initial lock – up period. The frequency of redemptions may be extended until the Hedge Fund exits this period.

(I)	Non–income producing security.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$—	$307,509,437	$307,509,437
Hedge Funds	—	8,785,493	10,398,213	19,183,706
Money Market Fund	8,091,507	—	—	8,091,507

Total Investments in Securities	$8,091,507	$8,785,493	$317,907,650	$334,784,650

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Hedge Funds
Beginning balance as of January 1, 2010	$284,944,211	$14,873,234
Accrued discounts/premiums	5,266,113	—
Realized gain/(loss)	80,765,292	—
Change in unrealized appreciation/(depreciation)	5,611,753	2,093,112
Net purchases/sales	(69,077,932)	—
Net transfer in and/or out of Level 3	—	(6,568,133	)*

Ending balance as of December 31, 2010	$307,509,437	$10,398,213

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$9,313,547	$2,093,112

For the year ended December 31, 2010, there were no transfers between Level 1 and Level 2 assets and liabilities.

*	Represents a transfer from Level 3 to Level 2 due to a change in liquidity terms for the underlying Hedge Fund.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes.

SEI Structured Credit Fund, L.P.

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments, at value (cost $282,403,966)	$326,693,143
Affiliated investment, at value (cost $8,091,507, see note 2)	8,091,507
Capital withdrawal receivable from underlying investment fund	1,003,558
Interest receivable from investments	953,506

Total assets	336,741,714

Liabilities
Capital withdrawals payable	23,924,254
Administration fees payable	54,759
Other accrued expenses	92,813

Total liabilities	24,071,826

Limited Partners’ capital	$312,669,888

Limited Partners’ capital Represented by:
Paid-in-capital	$268,380,711
Net unrealized appreciation on investments	44,289,177

Limited Partners’ capital	$312,669,888

See accompanying notes.

SEI Structured Credit Fund, L.P.

Statement of Operations

For the year ended December 31, 2010

Investment income
Interest income	$24,672,911
Interest income from affiliate (see Note 2)	21,572

24,694,483

Expenses
Administration fee	297,965
Professional fees	130,000
Directors’ fees	30,000
Miscellaneous expenses	159,016

Total expenses	616,981

Net investment income	24,077,502

Net realized and unrealized gain on investments
Net realized gain on investments	87,699,851
Net change in unrealized appreciation (depreciation) on investments	1,449,686

Net realized and unrealized gain on investments	89,149,537

Net increase in Limited Partners’ capital resulting from operations	$113,227,039

See accompanying notes.

SEI Structured Credit Fund, L.P.

Statement of Changes in Limited Partners’ Capital

	For the year ended December 31, 2010	For the year ended December 31, 2009
From operations
Net investment income	$24,077,502	$15,068,823
Net realized gain on investments	87,699,851	70,735,025
Net change in unrealized appreciation (depreciation) on investments	1,449,686	135,850,833

Net increase in Limited Partners’ capital resulting from operations	113,227,039	221,654,681

Distributions
Return of capital	(94,992,481)	—

Partners’ capital transactions
Capital contributions	20,007,501	44,884,375
Capital withdrawals	(44,846,174)	(20,157,850)

Net increase (decrease) in Limited Partners’ capital derived from capital transactions	(24,838,673)	24,726,525

Net increase (decrease) in Limited Partners’ capital	(6,604,115)	246,381,206
Limited Partners’ capital beginning of year	319,274,003	72,892,797

Limited Partners’ capital end of year	$312,669,888	$319,274,003

See accompanying notes.

SEI Structured Credit Fund, L.P.

Statement of Cash Flows

For the year ended December 31, 2010

Cash flows from operating activities
Net increase in Limited Partners’ capital resulting from operations	$113,227,039
Adjustments to reconcile net increase in Limited Partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(270,688,052)
Proceeds from sales of long-term investments	360,973,004
Amortization on discount (see Note 2)	(19,224,683)
Net purchases of short-term investments	21,614,083
Net realized gain on investments	(87,699,851)
Net change in unrealized appreciation (depreciation) on investments	(1,449,686)
Increase in receivable for capital withdrawal from underlying investment fund	(1,003,558)
Decrease in interest receivable	140,561
Increase in administration fees payable	26,484
Decrease in other accrued expenses	(8,441)

Net cash provided by operating activities	115,906,900

Cash flows from financing activities
Capital contributions	20,007,501
Distributions	(94,992,481)
Capital withdrawals	(40,921,920)

Net cash used in financing activities	(115,906,900)

Net increase in cash and cash equivalents	—

Cash and cash equivalents
Beginning of year	—

End of year	$—

See accompanying notes.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements

December 31, 2010

1.  Organization

SEI Structured Credit Fund, LP (the “Fund”) is a Delaware limited partnership established on June 26, 2007 and commenced operations on August 1, 2007. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified, management investment company. The Fund offers limited partnership interests (“Interests”) of the Fund solely through private placement transactions to investors (“Limited Partners”) that have signed an investment management agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”), the investment adviser to the Fund. As of December 31, 2010, the SEI Structured Credit Segregated Portfolio owned approximately 70.3% of the Fund; while the only one other remaining Limited Partner owned approximately 29.7% of the Fund.

The Fund’s objective is to seek to generate high total returns. There can be no assurance that the Fund will achieve its objective. The Fund pursues its investment objective by investing in a portfolio comprised of collateralized debt obligations (“CDOs”) and other structured credit investments. CDOs involve special purpose investment vehicles formed to acquire and manage a pool of loans, bonds and/or other fixed income assets of various types. CDOs fund their investments by issuing several classes of securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CDO. In addition to CDOs, the Fund’s investments may include fixed income securities, loan participations, credit-linked notes, medium-term notes, registered and unregistered investment companies or pooled investment vehicles, and derivative instruments, such as credit default swaps and total return swaps (collectively with CDOs, “Structured Credit Investments”).

SEI Investment Strategies, LLC (the “General Partner”), a Delaware limited liability company, serves as the General Partner to the Fund and has no investment in the Fund as of December 31, 2010. The General Partner has delegated the management and control of the business and affairs of the Fund to the Board of Directors (the “Board”). A majority of the Board is and will be persons who are not “interested persons” (as defined in the 1940 Act) with respect to the Fund.

2.  Significant Accounting Policies

The following is a summary of significant accounting and reporting policies followed by the Fund in preparing the financial statements:

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

2.    Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates and it is reasonably possible that differences could be material.

Valuation of Investments

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), “Improving Disclosures about Fair Value Measurements”, which, among other things, requires entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. The Fund adopted ASU No. 2010-6 during the year ended December 31, 2010.

CDOs and other Structured Credit Investments are priced based upon valuations provided by independent, third party pricing agents using their proprietary valuation methodology. The third-party pricing agents may value Structured Credit Investments at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

If a price for a CDO or other Structured Credit Investment cannot be obtained from an independent, third-party pricing agent, the Fund shall seek to obtain a bid price from at least one dealer, who is independent of the Fund. In such cases, the independent dealer providing the price on the CDO or Structured Credit Investment may also be a market maker, and in many cases the only market maker, with respect to that security. As of December 31, 2010, all of asset-backed securities are valued by an independent dealer who is also a market maker.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

2.    Significant Accounting Policies (continued)

Valuation of Investments (continued)

A dealer’s valuation reflects its judgment of the price of an asset, assuming an arm’s length transaction at the valuation date between knowledgeable, willing market participants and sufficient time in advance of the valuation date to market the instrument. It generally assumes a round lot institutional transaction, without consideration for whether the client is long or short the instrument, and without adjustment for the size of the client’s position. The valuation pertains to an assumed transaction, does not necessarily reflect actual quoted or other prices, and does not indicate that an active market exists for the financial instrument.

A dealer’s valuation is formulated using a combination of observable market transactions of the exact security or a similar security and internal models. Bids-Wanted-In Competition, or BWICs, are widely distributed auctions of securities whose results are the primary input used by dealers to establish valuations for structured credit securities. Dealers supplement BWIC results with private transactions and model-driven valuations. Model-driven valuations require assumptions regarding default, recovery, and prepayment rates that are consistent with current market conditions.

In situations where market inputs are not available or do not provide a sufficient basis under current market conditions for pricing the instrument, the valuation may reflect the dealer’s view of the assumptions that market participants would use in pricing the instrument. Since market participants may have materially different views as to future supply, demand, credit quality and other factors relevant to pricing financial instruments, as well as bid and ask prices, valuations may differ materially among dealers. The actual level at which these instruments trade (if trades occur) could be materially different from the dealer’s valuation.

Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates fair value. Investments in open-ended investment companies are valued based on reported NAV of the investment company.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

2.    Significant Accounting Policies (continued)

Valuation of Investments (concluded)

Examples of factors the Committee may consider are: the last trade price, the performance of the market or of the issuer’s industry, the liquidity of the security, the size of the holding in the Fund, or any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. At December 31, 2010, there were no securities that were fair valued by the Committee.

Certain Structured Credit Investments may be structured as private investment partnerships. Traditionally, a trading market for holdings of this type does not exist. The fair value of the Fund’s Interest in such a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s Interest were sold at the time of valuation, determined based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Unless determined otherwise in accordance with the Fund’s Fair Value Procedures, the fair value of the Fund’s Interest in a private investment fund will usually be the value attributed to such interest, as of that time of valuation, as reported to the Fund by the private investment fund’s manager, administrator, or other designed agent. As a practical matter, the Adviser and the Board have little or no means of independently verifying the valuations provided by such private investment funds. In the unlikely event that a private investment fund does not report a value to the Fund on a timely basis and such fund is not priced by independent pricing agents of the Fund, the Fund would determine the fair value of the private investment fund based on the most recent value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. As of December 31, 2010, there were no securities fair valued in accordance with the Fund’s Fair Value Procedures.

The Board will periodically review the Fund’s valuation policies and will update them as necessary to reflect changes in the types of securities in which the Fund invests.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

2.    Significant Accounting Policies (continued)

Fair Value of Financial Instruments

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for the asset or liability; and

Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2010, there have been no significant changes to the Fund’s fair valuation methodologies.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

2.    Significant Accounting Policies (continued)

Income Recognition and Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting except for certain collateralized loan obligations (“CLOs”) for which the fund cannot reasonably estimate performance. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts are included in interest income.

Collateralized Debt Obligations

The Fund invests in CDOs which include CLOs and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

2.    Significant Accounting Policies (continued)

Collateralized Debt Obligations (continued)

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Federal Taxes

The Fund intends to be treated as a partnership for federal, state, and local income tax purposes. The Limited Partners are responsible for the tax liability or benefit relating to its distributive share of taxable income or loss. Accordingly, no provision for federal, state, or local income taxes is reflected in the accompanying financial statements.

For the period ended December 31, 2010, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, “Audits of Investment Companies,” the Fund reclassified $24,077,502 and $87,699,851 from accumulated net investment income and accumulated net realized gain, respectively, to net Limited Partners’ capital. The reclassification was to reflect, as an adjustment to net Limited Partners’ capital, the amount of taxable income that has been allocated to the Limited Partners and has no effect on net assets.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

2.    Significant Accounting Policies (concluded)

Restricted Securities

As of December 31, 2010, the Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. For the acquisition dates, cost and fair value of these investments, along with their liquidity terms at December 31, 2010, see the Schedule of Investments.

Cash and Cash Equivalent

The Fund treats all highly liquid financial instruments that mature within three months of acquisition as cash equivalents. Cash equivalents are valued at cost plus accrued interest, which approximates fair value. At December 31, 2010, the Fund did not hold any cash and held $8,091,507 in an affiliated money market fund which is classified as part of the Fund’s investment portfolio in the Schedule of Investments.

3.    Adviser, Administrator and Other Transactions

The Adviser does not charge a management fee to the Fund. Limited Partners are responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the Limited Partner’s assets managed by the Adviser. This fee, which is negotiated between the Limited Partner and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services.

The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees, calculated monthly, shall not in the aggregate exceed 0.50% per annum of the Fund’s monthly average net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.50% limit is not exceeded. The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments. The Adviser may discontinue all or part of this waiver at any time.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

3.    Adviser, Administrator and Other Transactions (continued)

SEI Global Services, Inc. (the “Administrator”), serves as the Fund’s administrator. The Administrator is a wholly-owned subsidiary of SEI Investments Company. The Administrator provides certain administrative, accounting, and transfer agency services to the Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies. The Fund pays the Administrator a fee equal to 0.10% (on an annualized basis) of the Fund’s Net Asset Value which is accrued monthly based on month-end net assets and is paid monthly, and reimburses the Administrator for certain out-of-pocket expenses.

SEI Investments Distribution Co. (the “Placement Agent”) serves as the Fund’s placement agent pursuant to an agreement with the Fund. The Placement Agent is a wholly owned subsidiary of SEI Investments Company. The Placement Agent is not compensated by the Fund for its services rendered under the agreement.

4.    Allocation of Profits and Losses

The Fund maintains a separate capital account for each of its Limited Partners. As of the last day of each month, the Fund shall allocate net profits or losses for that month to the capital accounts of all Limited Partners, in proportion to their respective opening capital account balances for such month (after taking into account any capital contributions deemed to be made as of the first day of such month).

5.    Partners’ Capital

The Fund, in the discretion of the Board, may sell interests to new Limited Partners and may allow existing Limited Partners to purchase additional Interests in the Fund on such days as are determined by the Board in its sole discretion. It is the Fund’s intention to allow limited purchases of Interests only during designated subscription periods as may be established by the Board or its designees (currently, the Adviser) and communicated to Limited Partners. The Board or its designee will determine the amount of Interests offered to Limited Partners during a subscription period at its discretion. During the established subscription periods, Interests may be purchased on a business day, or at such other times as the Board may determine, at the offering price (which is net asset value). The Fund may discontinue its offering at any time.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

5.    Partners’ Capital (continued)

The Fund is a closed-end investment company, and therefore no Limited Partner will have the right to require the Fund to redeem its Interests. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Limited Partners. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Interests from Limited Partners pursuant to written tenders, the Board will consider the recommendations of the Adviser.

The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last business day of March, June, September, and December. However, Limited Partners will not be permitted to tender for repurchase Interests that were acquired less than two years prior to the effective date of the proposed repurchase.

Even after the initial two year period, it is possible that there will be extended periods during which illiquidity in the underlying investments held by the Fund or other factors will cause the Board to elect not to conduct repurchase offers. Such periods may coincide with periods of negative performance. In addition, even in the event of a repurchase offer, it is possible that there will be an oversubscription to the repurchase offer, in which case an Investor may not be able to redeem the full amount that the Investor wishes to redeem.

During the year ended December 31, 2010, the Fund offered to repurchase Interests resulting in capital withdrawals of $44,846,174.

In addition, the Fund paid a return of capital distribution of $94,992,481 to Limited Partners on February 1, 2010. The distribution was approved by the Board in January 2010.

6.    Investment Transactions

The cost of security purchases and proceeds from the sale and maturity of securities, other than temporary cash investments, during the year ended December 31, 2010 were $270,688,052 and $360,973,004, respectively.

As of December 31, 2010, the estimated cost of investments for tax purposes is 280,809,364. Net unrealized appreciation on investments for tax purposes was $53,975,286 consisting of $64,177,149 of gross unrealized appreciation and $10,201,863 of gross unrealized depreciation.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

7.    Concentrations of Risk

In the normal course of business, the Fund may trade various financial instruments and may enter into various investment activities with off-balance sheet risk. The Fund’s satisfaction of the obligations may exceed the amount recognized in the statement of assets and liabilities.

(a) Market risk

Market risk encompasses the potential for both losses and gains and includes price risk and interest rate risk. The Fund’s market risk management strategy is driven by the Fund’s investment objective. The Adviser oversees each of the risks in accordance with policies and procedures.

(i) Price risk

Price risk is the risk the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, its issuer or any factor affecting financial instruments traded in the market. As all of the Fund’s financial instruments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions directly affect net assets.

(ii) Interest rate risk

The fair value of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2010

7.    Concentrations of Risk (continued)

(b) Counterparty credit risk

Counterparty credit risk is the risk a counterparty to a financial instrument could fail on a commitment that it has entered into with the Fund. The Fund minimizes counterparty credit risk by undertaking transactions with large well-capitalized counterparties or brokers and by monitoring the creditworthiness of these counterparties.

8.    Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, since inception the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

SEI Structured Credit Fund, L.P.

Notes to Financial Statements (concluded)

December 31, 2010

9.    Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the following periods:

	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2008	For the period August 1, 2007* through December 31, 2007
Total return (1)	42.92%	189.59%	(62.03)%	5.82	%(3)

Limited Partners’ capital, end of period (000’s)	$312,670	$319,274	$72,893	$25,034

Ratios to average partners’ capital

Net investment income ratio†
Net investment income, net of waivers	8.09%	8.11%	18.28%	9.13	%(2)

Expense ratio†
Operating expenses, before waivers	0.21%	0.31%	0.51%	1.54	%(2)(4)
Operating expenses, net of waivers	0.21%	0.30%	0.49%	0.37	%(2)(4)
Portfolio turnover rate	94.63%	141.21%	13.88%	21.85	%(3)

*	Commencement of operations.
†	Ratios do not include the Fund’s allocated share of income/expense from hedge funds.
(1)	Total return is calculated for all the Limited Partners taken as a whole. A Limited Partner’s return may vary from these returns based on the timing of capital transactions.
(2)	Annualized.
(3)	Not annualized.
(4)	Expense ratios include offering costs and tax liability costs, which are not annualized. Had the offering costs and tax liability costs been annualized, the ratio for “Operating expenses, before waivers” and “Operating expenses, net of waivers” would have been 1.67% and 0.50%, respectively.

10.    Subsequent Event

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited)

December 31, 2010

Set forth below are the Names, Age, Addresses, Position with the Partnership, Length of Time Served, the Principal Occupations During the Past Five Years, Number of Portfolios in Fund Complex Overseen by the Director, and Other Directorships Outside the Fund Complex of each of the persons currently serving as Directors and Officers of the Partnership.

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Nina Lesavoy (53) 840 Park Avenue New York, NY 10021	Since 2007	Founder & Managing Director, Avec Capital since April 2008, Partner, Cue Capital since 2002.	80	Trustee of SEI Alpha Strategy Portfolios, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, and SEI Institutional Managed Trust.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2010

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
George J. Sullivan (68) 7 Essex Green Drive, Suite 52B Peabody, MA 01960	Since 2007	Self Employed Consultant, Newfound Consultants Inc., since April 1997. Member of independent review committee for SEI Investments Group of International Funds.	80	Trustee of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II (f/k/a The Arbor Fund), Bishop Street Funds, SEI Alpha Strategy Portfolios, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Institutional Managed Trust.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2010

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
James M. Williams (63) 1200 Getty Drive, Suite 400, Los Angeles, CA 90049-1681	Since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002	80	Trustee of Ariel Mutual Funds, SEI Alpha Strategy Portfolios, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Institutional Managed Trust.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2010

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Robert A. Nesher* (64) One Freedom Valley Drive Oaks, PA 19456	Since 2007	President of the Fund, Chairman of the Board, SEI Funds and The Advisor’s Inner Circle Fund. Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	80	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II (f/k/a The Arbor Fund) and Bishop Street Funds; Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Islamic Investments Fund, plc, SEI Investments Global, Limited, SEI Investments – Global Fund Services Limited, SEI Investments (Europe) Limited, SEI Investments – Unit Trust Management (UK) Limited, SEI Global Nominee Ltd, SEI Alpha Strategy Portfolios, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust and SEI Structured Credit Fund, L.P.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2010

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen F. Panner (40)	Treasurer, since June 2008	Fund Accounting Director of the Administrator, 2005-present. Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

Timothy D. Barto (43)	Vice President, since 2007 and Assistant Secretary, since 2008	General Counsel Vice President and Secretary of the Adviser since 2004. Vice President and Assistant Secretary of the Administrator since November 1999.

James Ndiaye (42)	Vice President since 2007 Secretary, December 2009	Vice President and Assistant Secretary of Adviser since 2005.

SEI Structured Credit Fund, L.P.

Additional Information

Directors and Officers of the Partnership (Unaudited) (concluded)

December 31, 2010

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Aaron Buser (40)	Vice President and Assistant Secretary, since June 2008	Vice President and Assistant Secretary of Adviser since 2007. Associate at Stark & Stark 2004-2007.

Russell Emery (48)	Chief Compliance Officer, since 2007	Chief Compliance Officer of SEI Opportunity Fund, L.P., (until September 2009) Bishop Street Funds, The Advisors’ Inner Circle Fund and the Advisors’ Inner Circle Fund II, since March 2006; Director of Investment Product Management and Development, SIMC February 2003– March 2006.

*	Mr. Nesher is a trustee who may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Fund’s Distributor.

**	The “Fund Complex” consists of registered investment companies that are part of the following investment trusts and limited partnerships: SEI Institutional Investments Trust, SEI Institutional Management Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Asset Allocation Trust, SEI Structured Credit, L.P. and SEI Alpha Strategy Portfolios, L.P.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is George Sullivan. Mr. Sullivan is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young, LLP Related to the Registrant.

Ernst & Young, LLP billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2010			2009
		All fees and services to the Fund that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Fund that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$53,000	N/A	N/A	$70,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees	$0	N/A	N/A	$0	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Other fees and services not requiring pre-approval include amounts billed in fiscal year 2010 and

2009 related to services provided in connection with internal control reports issued pursuant to SAS No. 70.

(e)(1) The Fund’s Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Fund may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2010	Fiscal 2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $458,200 for 2009 and $458,200 for 2010.

(h)	During the past fiscal year, Registrant's principal accountant provided certain non-audit services to the Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's board of directors reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting (Rule 206(4)-6)

POLICY STATEMENT

A public company’s shareholders typically have the right to vote on various corporate issues. Clients typically delegate to SIMC the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204-2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

PROCEDURES

SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1. Third Party Proxy Voting Service - SIMC has elected to retain a third party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (the “Guidelines”). The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2. Establishment of Proxy Voting Committee - SIMC shall establish a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel. Currently, the members of the Committee are as follows:

Brad Mook

Jeanne Haselkorn

Aimei Zhong

Noreen Martin

Stephanie Cavanagh

Tom Williams

The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3. Approval of Proxy Voting Guidelines - The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends a change to SIMC’s Guidelines, the Committee shall meet to consider the proposed change and consider all relevant factors. If approved by the Committee, the change shall be accepted, and the Guidelines revised accordingly.

4. Certain Proxy Votes May Not Be Cast - In some cases, the Committee may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies. SIMC will abstain from voting in the event any of the following conditions {listed below} are met with regard to a proxy proposal:

•	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;

•	The Service does not make a recommendation on the issue;

•	In circumstances where, in SIMC’s judgment, the costs of voting the proxy exceed the expected benefits to clients; or

•

The Committee cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

In addition, it is SIMC’s policy not to vote proxies for accounts that engage in securities lending, SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting. Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5. Proxies of Investment Companies - With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law, the Committee will also “echo vote” proxies of an unaffiliated investment company. When not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 6 below.

6. Conflicts of Interest - The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of SIMC’s Guidelines. SIMC retains the authority to overrule the Service’s recommendation, and instruct the Service to vote in a manner at variance with the Service’s recommendation. The exercise of such right could implicate a conflict of interest. As a result, SIMC may not overrule the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.	The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.	The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.	Significant Business Relationships – The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

•	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

•	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.	Significant Personal/Family Relationships – The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3.

Duties of the Proxy Committee - The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,[1] and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.	If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. [2]

2.	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3.	Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

d.	For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

[1]

The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).

[2]	For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii. of Form 13F.

1.	Obtain Client Consent or Direction – If the Committee approves the proposal to overrule the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2.	Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e.	For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may overrule the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to overrule the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

f.	This Section 6 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Compensation. The Adviser compensates each portfolio manager for his management of the Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;

2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this Registration Statement, the portfolio managers did not beneficially own any shares of the Fund.

Other Accounts. As of December 31, 2010, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below: The accounts below, except Other Pooled Investment Vehicles, do not pay performance-based advisory fees. Other Pooled Investment Vehicles may pay performance-based advisory fees, but as of December 31, 2010 do not.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Aniloff	2	$110.2 million	1	$5.0 million	0	$0
Michael A. Schafer	2	$110.2 million	1	$5.0 million	0	$0

Conflicts of Interests. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser. This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Structured Credit Fund, L.P.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President
Date: March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President
Date: March 10, 2011

By (Signature and Title)	/s/ Stephen F. Panner
Stephen F. Panner
Treasurer
Date: March 10, 2011